Exhibit 10.20

              FIRST AMENDMENT TO AMENDED AND RESTATED INVENTORY AND
                         RECEIVABLES PURCHASE AGREEMENT

     This First Amendment to Amended and Restated Inventory and Receivables Purchase Agreement (the "First Amendment") is entered into as of May 24, 2006 by and between Intraop Medical Corporation, a Nevada Corporation ("Company") and E.U. Capital Venture, Inc., a Nevada Corporation and E.U.C. Holding, a Danish corporation (together, "Buyer").

                                    RECITALS

     WHEREAS, Company and Buyer entered into an Amended and Restated Inventory and Receivables Purchase Agreement dated as of April 10, 2006 (the "Restated Agreement").

     WHEREAS, Company and Buyer desire to amend certain provisions of the Restated Agreement as set forth below.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound, the parties hereby agree as follows:

1.       Amendment of Section 2.1:

         Section 2.1 of the Restated Agreement is amended in its entirety to read as follows:

      2.1. Buyer will purchase up to $4,000,000 of combined Inventory and Factored Inventory from Company, on a revolving basis, upon the terms and conditions set forth herein, provided that, Buyer shall not be obligated to purchase more than $2,600,000 of Inventory, on a revolving basis, pursuant to
Section 2.2 below."

2.       Warrant Coverage.

         As consideration for entering into this First Amendment, Company shall
a) issue to Buyer, upon execution of this First Amendment by Buyer, a two-year warrant to purchase 192,308 shares of Company's common stock at an exercise price of $0.52 per share, in substantially the form attached hereto as Exhibit A, and b) extend the expiration date of the warrant previously issued to Buyer for 576,924 shares by one year from its original expiration date. Buyer acknowledges and agrees that, in connection with the issuance of such warrant, it shall execute and deliver to Company an agreement containing appropriate representations and warranties of Buyer with respect to the issuance of such warrant to facilitate compliance by Company with applicable federal and state securities laws.

3.   General

     3.1 On and after the effective date of this First Amendment, each reference in the Restated Agreement to "the Agreement," "this Agreement," "hereunder" and "hereof" or words of like import shall refer to the Restated Agreement as amended by this First Amendment. The Restated Agreement, as amended by this First Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     3.2. This First Amendment shall be governed by and construed in accordance with the substantive laws of the United States and the State of California, without regard to or application of California's conflicts of law rules. Any litigation arising out of or relating to this First Amendment shall take place exclusively in the appropriate state or federal court having jurisdiction in Santa Clara County, California, and each party hereby irrevocably consents to the jurisdiction of such courts.

     3.3. The Restated Agreement, as amended by this First Amendment, represents the entire agreement between the parties hereto concerning the subject matter hereof and supersedes any and all prior or contemporaneous correspondence, quotations and negotiations. The Restated Agreement, as amended by this First Amendment, supersedes and will take precedence over any conflicting terms in any purchase order invoice, confirmation or other similar document.

     3.4 This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This First Amendment may be executed and delivered by telecopy or facsimile and execution in such manner shall constitute an original.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this First Amendment as of the date first written above.

                                    COMPANY:

                                    Intraop Medical Corporation

                                    By: /s/ Donald A. Goer
                                        ---------------------
                                        Name:  Donald A. Goer
                                        Title: President

                                    Date: 6/1/2006


                                    BUYER:

                                    E.U. Capital Venture, Inc

                                    By: /s/ Yvonne Morkner
                                        ---------------------
                                        Yvonne Morkner
                                        Secretary/Treasurer


                                    BUYER

                                    E.U.C. Holding

                                    By:
                                        ---------------------
                                        Mogens Simonsen
                                        President

                                    EXHIBIT A
                                 Form of Warrant

THIS WARRANT AND THE SECURITIES PURCHASABLE UPON ITS EXERCISE HAVE BEEN AND WILL BE, AS THE CASE MAY BE, ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNLESS SO REGISTERED OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE FOR SUCH SALE, TRANSFER, OR DISPOSITION.

                               WARRANT TO PURCHASE
                                 COMMON STOCK OF
                           INTRAOP MEDICAL CORPORATION
                                  WARRANT #CC-3

                       Issued this 1st day of June, 2006.

FOR VALUE RECEIVED, subject to the terms and conditions herein set forth, E.U. Capital Venture, Inc. ("Holder") is entitled to purchase from Intraop Medical Corporation, a Nevada corporation (the "Company"), at any time prior to the Expiration Date (as defined below), at a price per share as set forth in Section 1 hereof (the "Warrant Price"), the number of fully paid and non-assessable shares of common stock of the Company, $0.001 par value ("Common Stock"), as set forth in Section 2 hereof (the "Shares").

         1. Warrant Price. The Warrant Price for each of the Shares purchasable hereunder shall be Fifty Two Cents ($0.52) (the "Warrant Price"), subject to adjustment as provided in Section 10.

         2. Number of Shares. The number of Shares issuable upon exercise of this Warrant shall be 192,307, subject to adjustment as provided in Section 10.

         3. Expiration of Warrant. Subject to earlier termination in accordance with Section 8 below, this Warrant shall expire and shall no longer be exercisable after May 31, 2008 (the "Expiration Date"). Subject to Section 8, prior to the Expiration Date the Company may not call or otherwise redeem this Warrant without the prior written consent of Holder.

         4. No Fractional Shares. This Warrant may not be exercised as to fractional Shares.

         5. No Stockholder Rights. This Warrant shall not entitle Holder to any of the rights of a stockholder of the Company until such time as Holder exercises this Warrant.

         6. Reservation of Shares. The Company covenants that during the period this Warrant is exercisable it will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the maximum number of shares of Common Stock issuable upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers to instruct the Company's transfer agent to issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         7. Exercise of Warrant.

                 (a) This Warrant may be exercised by Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, together with the Subscription Form attached hereto duly completed and executed, accompanied by payment in full of the aggregate Warrant Price for the Shares being purchased upon such exercise. In the event of exercise of this Warrant in compliance with the provisions hereof, certificates for the Shares so purchased shall be delivered to Holder promptly and, unless this Warrant has been fully exercised or expired, a new Warrant representing that portion of the Shares, if any, with respect to which this Warrant will not then have been exercised, shall be issued to Holder. The Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and Holder shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.

                  (b) As promptly as practicable on or after such date, the Company shall cause to be issued and delivered to Holder a certificate or certificates for the number of full Shares issuable upon such exercise. Notwithstanding the foregoing or any other provision of this Warrant, this Warrant can be exercised in whole or in part, provided that each partial exercise shall not be for less than one thousand (1,000) Shares at any time unless at such time less than one thousand (1,000) such Shares are subject to such exercise.

                  (c) Issuance of certificates for the Shares upon the exercise of this Warrant shall be made without charge to the registered holder hereof for any issue or transfer tax or other incidental expense with respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the registered holder of this Warrant or in such name or names as may be directed by the registered holder of this Warrant; provided, however, that in the event certificates for the Shares are to be issued in a name other than the name of the registered holder of this Warrant, this Warrant, when surrendered for exercise, shall be accompanied by the Assignment Form attached hereto duly executed by Holder hereof, and provided further, that any such transfer shall comply with Section 9 hereof.

         8. Automatic Termination. In the event of the sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction) then the Company shall give Holder at least twenty (20) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if this Warrant has not been exercised before the effective date set forth in such notice, then this Warrant and the rights hereunder shall automatically terminate in its entirety.

         9. Transfer or Assignment of Warrant.

                  (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

                  (b) This Warrant, and any rights hereunder, may be transferred or assigned only upon receipt by the Company of (i) notice of the proposed transfer or assignment and a detailed statement of the circumstances surrounding the proposed transfer or assignment and (ii) if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law.

                  (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, if any. In such event, the Company shall, without charge, execute and deliver a new warrant in the name of the assignee named in such instrument of assignment in the amount so assigned and this Warrant shall be promptly canceled, provided, however, that in the event that Holder hereof shall assign or transfer less than the full amount of this Warrant, a new warrant evidencing the remaining portion of this Warrant not so assigned or transferred shall be issued in the name of Holder.

         10. Adjustments to Shares.

                  (a) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Warrant Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of the Company's Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Warrant Price, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing
(i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Warrant Price in effect immediately prior to such adjustment, by (ii) the Warrant Price in effect immediately after such adjustment.

                  (b) When any adjustment is required to be made in the number of shares of Common Stock purchasable hereunder or the Warrant Price pursuant to this Section 10, the Company shall promptly mail to Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Warrant Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.


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

                  (c) The Company shall not, by amendment of its Certificate of Incorporation, as amended from time to time, or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of its terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 10 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Section 10 against impairment.

         11. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant identical in tenor and date in lieu of this Warrant.

         12. General. This Warrant shall be governed by and interpreted in accordance with the laws of the State of California, except for its principles of conflicts of laws. The headings in this Warrant are for purposes of convenience and reference only and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but rather only by an instrument in writing signed by the Company and Holder. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute in this Warrant. All notices and other communications from the Company to Holder shall be mailed by prepaid courier or first-class registered or certified mail, postage pre-paid, to the address furnished to the Company in writing by the last holder who shall have furnished an address to the Company in writing.

                                        INTRAOP MEDICAL CORPORATION


                                        By:
                                             -------------------------------
                                             Name: Howard Solovei
                                             Title:  Chief Financial Officer

                                SUBSCRIPTION FORM


         The undersigned registered owner of the Warrant which accompanies this Subscription Form hereby irrevocably exercises such warrant for, and purchases _________ shares Common Stock (the "Shares") of Intraop Medical Corporation, a Nevada corporation (the "Company"), purchasable upon the exercise of such Warrant, and herewith makes payment therefor, at the price and on the terms and conditions specified in such Warrant and represents, warrants, covenants and agrees as follows:

       1.01 Authorization. This exercise constitutes a valid and legally binding obligation of the undersigned, enforceable in accordance with its terms.

       1.02 Investment Representation. The undersigned acknowledges, represents, and warrants that it (a) has a preexisting personal or business relationship with the Company, and/or by reason of its business or financial experience has the capacity to protect its own interests in connection with the transaction, and (b) is an "accredited investor" as defined in Regulation D of the Securities Act of 1933, as amended (the "Act"). The undersigned further acknowledges that it is aware that the Shares have not been registered under the Act, or qualified under any state's securities laws. The Shares are being acquired for investment purposes only and not for sale or with a view to distribution of all or any part thereof.

       1.03 Access to Information. The undersigned represents that it has or will have had upon exercise of the Warrant an opportunity to ask questions of and receive answers from the Company regarding the terms and conditions of its purchase of the Shares concerning the business, financial affairs and other aspects of the Company, and it has further had the opportunity to obtain any information (to the extent the Company possesses or can acquire such information without unreasonable effort or expense) which it deems necessary to evaluate its investment or to verify the accuracy of information otherwise provided to it. The undersigned acknowledges that it is not relying upon any person, firm or corporation (other than the Company and its officers and directors) in making its investment or decision to invest in the Company, and the undersigned represents that it has been solely responsible for its own "due diligence" investigation of the Company and its management and business, for its own analysis of the merits and risks of this investment.

       1.04 Investment Experience. The undersigned represents and warrants that by reason of its financial and business experience, it has the capacity to protect its interests in connection with these transactions.

       1.05 Restricted Securities. The undersigned understands that the Shares will be characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances and that otherwise such securities must be held indefinitely. In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and the conditions which must be met in order for that Rule to be available for resale of "restricted securities," and understands the resale limitations imposed by the Act.

        1.06 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the undersigned further agrees not to make any disposition of all or any portion of the Shares unless and until:

                (a) There is then in effect a "Registration Statement" under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement and any applicable requirements of state securities laws; or

                (b) (i) the undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, shall have furnished the Company with an opinion of counsel at undersigned's expense (except for dispositions pursuant to Rule 144 of the Rules and Regulations under the Act which dispositions shall not so require an opinion of counsel) reasonably satisfactory to the Company, that such disposition will not require registration of the Shares under the Act or the consent of or permit from appropriate authorities under any applicable state securities law.

                (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such Registration Statement or opinion of counsel shall be necessary for a transfer by the undersigned to a constituent stockholder or constituent partner (including any constituent of a constituent) of the undersigned, if the transferee or transferees agree in writing to be subject to the terms hereof to the same extent as if they were the undersigned hereunder.

        2. RESTRICTIONS ON THE TRANSFER OF SECURITIES.

        2.01 Corporate Securities Law. The Shares shall be transferred only in compliance with the conditions specified in Section 1.06, which conditions are intended to ensure compliance with the provisions of the Act and state securities laws with respect to the transfer of any such securities. Each certificate representing the Shares shall bear at least a legend substantially in the following form until such time as the conditions of such legend have been met:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT OR AS OTHERWISE PERMITTED BY THE COMPANY, OR IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND AT HOLDER'S EXPENSE, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

The Company shall, within ten (10) days of the request of any holder of a certificate bearing the foregoing legend and the surrender of such certificate, issue a new stock certificate in the name of the transferee provided that there has been compliance with the provisions of subsection 1.06 above.

        2.02 Additional Legends. The Company may also impose any additional legend required under applicable federal or state securities laws or permitted under its bylaws and shall be entitled to issue stop transfer notices on its books with respect to any securities purchased hereunder until the conditions set forth in the applicable legends have been met.

         3. REGISTRATION RIGHTS.

         3.01 Company Registration. If at any time or from time to time the Company shall determine to register any of its securities under the Securities Act of 1933, as amended (the "Securities Act") in connection with the public offering of its securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement on Form S-3 or any successor or substitute form) the Company shall, at such time, promptly give the undersigned holder of the Shares (or any transferee thereof) written notice of such registration. Upon the written request of such holder, given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of
Section 3.02, cause to be registered under the Securities Act all of the Shares that the holder thereof has requested to be registered.

         3.02 Underwriting; Other Provisions. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required to include any of the Shares in such underwriting unless the holder(s) of such Shares accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters). If the total amount of securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). The Company shall pay expenses of the holder of the Shares in any such registration to the same extent as is applicable to other selling stockholders in such registration pursuant to the Investor Rights Agreement between the Company and the holders of Preferred Stock in effect at the time of such registration.

Dated:
      ------------------


                                    ------------------------------------
                                    (Signature of Registered Owner)

                                    ------------------------------------
                                    (Name)

                                    ------------------------------------
                                    (Street Address)

                                    ------------------------------------
                                    (City, State, Zip Code)

                                    ------------------------------------
                                    Social Security or Tax Identification Number



ACKNOWLEDGED AND AGREED:

INTRAOP MEDICAL CORPORATION


By:
   ------------------------------
Name:
Title:

         If the number of Shares issuable upon this exercise shall not be all of the Shares which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a new warrant evidencing the right to purchase the Shares not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

--------------------------------------------------------------------------------
                         (Please print name and address)
================================================================================

Date:                                 Name of Holder:
       ---------------                (Print)
                                              ----------------------------------

                                      (By)
                                           -------------------------------------
                                      (Name:)
                                      (Title:)

                                      (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                               FORM OF ASSIGNMENT

                 (To be signed only upon assignment of Warrant)


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                       ----------------------------------
                       ----------------------------------
                       ----------------------------------

          (Name and address of assignee must be printed or typewritten)

___________ shares of Intraop Medical Corporation Common Stock purchasable under the within Warrant, hereby irrevocably constituting and appointing ______________________ Attorney to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

         Dated: ___________


                                                 -------------------------------
                                                 (Signature of Registered Owner)